Exhibit 99.1

First Choice Bancorp Announces Company and Bank Officer Appointments

Cerritos, CA, May 11, 2020 — First Choice Bancorp (NASDAQ: FCBP) (“First Choice” or the “Company”), the holding company for First Choice Bank (the “Bank”), today announced the following officer appointments at the Company and Bank:

●	Robert M. Franko, currently President and CEO of First Choice Bank and First Choice Bancorp, has also been appointed the Chief Financial Officer of First Choice Bancorp. Mr. Franko started his career in Southern California as the Chief Financial Officer of Imperial Bank and Imperial Bancorp, an NYSE listed company, prior to its sale to Comerica.
●	Mag Wangsuwana, currently the Treasurer of the First Choice Bank, has been appointed as the Chief Financial Officer of the First Choice Bank.

Diana Hanson, currently the Chief Accounting Officer of First Choice Bank and First Choice Bancorp, will remain as the “principal financial officer” since her appointment as the Interim Chief Financial Officer of the Company and the Bank, and will, in her capacity as the “principal financial officer” of the Company, continue to provide the certifications required by Rule 13A-14 under the Securities Exchange Act of 1934, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 in the Company’s annual and quarterly reports as will be filed with the Securities and Exchange Commission.

“After thorough consideration of all of our options, the Board and Mr. Franko decided that the CFO responsibilities at the Company and the Bank were best filled through our internal candidates,” said Peter Hui, Chairman of the Board. “Given Mr. Franko’s experience as the CFO of a much larger financial institution than First Choice, he believed, and the Board concurred, that he and Diana Hanson could handle the financial reporting responsibilities of the holding company thereby allowing Mr. Wangsuwana to focus on the role of the CFO of the Bank.”

Following is biographical information on Mr. Franko, Ms. Hanson, and Mr. Wangsuwana:

Robert M. Franko

Mr. Franko has served as the President and Chief Executive Officer of First Choice Bank since November 2013 and the Company since its inception in September 2017. Prior to joining First Choice Bank, Mr. Franko served as the President & CEO of PacTrust Bank and Beach Business Bank. As the founding CEO of Beach Business Bank, Mr. Franko assembled a world-class Board of Directors and an outstanding management team to create one of the most successful community banks organized in California. Prior to Beach Business Bank, Mr. Franko held executive management positions at various banks, including Generations Trust Bank, First National Bank of San Diego, City National Bank, Imperial Bank and Imperial Bancorp. Mr. Franko has been the CEO of banks totaling as much as $3.5 billion in assets and has managed organizations with more than 1,000 employees.

Diana Hanson

Ms. Hanson has served as Interim Chief Financial Officer of First Choice Bancorp since November 2019 and Senior Vice President and Chief Accounting Officer since March 2019. Ms. Hanson joined First Choice from Pacific Western Bank, where she served as Senior Vice President & Director of Accounting Policy. From 1994 to 2020, Ms. Hanson served in a number of leadership positions in the finance departments of Pacific Western Bank, Community Bank of Nevada, Bank of Nevada and Bank of America. She started her career as an auditor with Deloitte in Chicago, Illinois. Ms. Hanson has over 25 years of experience in corporate accounting and the financial services industry, including an extensive working knowledge of U.S. GAAP, SOX Controls and SEC Reporting. Ms. Hanson is a Certified Public Accountant and holds a B.S. in Accounting from Babson College in Massachusetts.

Mag Wangsuwana

Mag Wangsuwana brings more than 20 years of financial services experience to his new role. Mr. Wangsuwana has been Senior Vice President and Treasurer of First Choice Bank since September 2019. As Treasurer, Mr. Wangsuwana has been responsible for managing all of First Choice’s corporate treasury activities, including budgeting and forecasting, capital planning, liquidity and interest rate risk management, investments, and funding. He joined First Choice from MUFG Union Bank, a diversified financial services holding company, where he held a variety of positions from March 2002 to August 2019, including most recently as a Director in Corporate Treasury focused on asset liability strategy and balance sheet management, and previously in corporate banking focused on financial planning & analysis, corporate real estate focused on strategy, investment management focused on structured securities, and in corporate development focused on mergers, acquisitions, and divestitures. Prior to joining MUFG Union Bank, Mag spent 5 years as an investment banker within the Financial Institutions Group at Lehman Brothers and Merrill Lynch and worked on several financial services-related financing and merger transactions in New York, San Francisco, and Los Angeles. Mr. Wangsuwana graduated from the University of California at Berkeley, Haas School of Business with a B.S. degree in 1997. Mag also graduated from the Pacific Coast Banking School in 2006 and remains involved, serving in a variety of capacities, including as a BankSim instructor and more recently as an advisor and grader.

About First Choice Bancorp

First Choice Bancorp, headquartered in Cerritos, California, is the sole shareholder of and the registered bank holding company for, First Choice Bank. As of March 31, 2020, First Choice Bancorp had total consolidated assets of $1.78 billion. First Choice Bank, also headquartered in Cerritos, California, is a community-based financial institution that serves primarily commercial and consumer clients in diverse communities and specializes in loans to small- to medium-sized businesses and private banking clients, commercial and industrial loans, and commercial real estate loans with a specialization in providing financial solutions for the hospitality industry. First Choice Bank is a Preferred Small Business Administration (SBA) Lender. First Choice Bank conducts business through 9 full-service branches and 2 loan production offices located in Los Angeles, Orange and San Diego Counties. Founded in 2005, First Choice Bank has quickly become a leading provider of financial services that enable our customers to grow, maintain strength, and achieve their business objectives. We strive to surpass our clients’ expectations through our efficiency, personalized services and financial solutions and professionalism and are committed to being “First in Speed, Service, and Solutions.” First Choice Bancorp stock is traded on the Nasdaq Capital Market under the ticker symbol “FCBP.”

First Choice Bank’s website is www.FirstChoiceBankCA.com.

Forward-Looking Statements

The statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about management’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, shareholder value creation and tax rates. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors, including the risk factors described in documents filed by the Company with the Securities and Exchange Commission.

The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.

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Contact:
First Choice
Khoi D. Dang, Esq., 562.263.8336
Executive Vice President and General Counsel